USAA
EAGLE
LOGO (R)

PROSPECTUS
USAA REAL RETURN FUND
        Institutional Shares (UIRRX)
MAY 1, 2011
AS SUPPLEMENTED OCTOBER 1, 2011

[GRAPHIC OMITTED]

The Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term “shares” as it relates to the Fund listed in this prospectus means the institutional shares offered through this prospectus.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	3
Performance	5
Investment Adviser	6
Portfolio Manager(s)	6
Purchase and Sale of Shares	6
Tax Information	7
Investment Objective	8
Principal Investment Strategy	8
Risks	16
Portfolio Holdings	24
Fund Management	25
Portfolio Manager(s)	26
Purchases and Redemptions	28
Shareholder Information	29
Financial Highlights	34

INVESTMENT OBJECTIVE

The USAA Real Return Fund Institutional Shares’ (the Fund) investment objective seeks a total return that exceeds the rate of inflation over an economic cycle.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Maintenance Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses	0.02%
Total Annual Operating Expenses	0.86%
Reimbursement from Adviser	(0.19%)
Total Annual Operating Expenses After Reimbursement	0.67%(a),(b)

(a)  The Adviser has agreed, through May 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund’s average daily net

USAA Real Return Fund Institutional Shares | 1

assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after May 1, 2012.

(b)  The Fund's total annual operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement has terminated.

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal period, the Fund’s portfolio turnover rate was 2% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that the adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset categories: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked

2 | Prospectus

securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, the adviser may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset categories, In addition, the allocation of the Fund’s assets among these categories may vary substantially from time to time.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

USAA Real Return Fund Institutional Shares | 3

The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

As a mutual fund that has the potential to invest in bonds, there is a possibility that the market value of the Fund’s investments will fluctuate because of changes in interest rates. In general, if interest rates increase, the price of the bond will fall and the yield of the Fund may increase, which would likely increase its total return. If interest rates decrease, the price of the bond will rise and the yield of the Fund may decrease, which may decrease its total return.

The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

A floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value. Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.

4 | Prospectus

Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of mortgage-backed securities and the Fund’s net asset value.

Liquidity risk is the risk that the Fund’s investments generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities by the Fund. Illiquid securities may be less readily marketable and subject to greater price fluctuations.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year. For the

USAA Real Return Fund Institutional Shares | 5

most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

INVESTMENT ADVISER

USAA Investment Management Company (IMCO)

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, is responsible for the Fund’s asset allocation and has co-managed the Fund since its inception.

Wasif A. Latif, Vice President of Equity Investments, has co-managed the Fund since its inception.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010.

Arnold J. Espe, CFA, Vice President of Fixed Income Investments, has co-managed the Fund since its inception in October 2010.

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010.

Mark W. Johnson, CFA, Vice President of Equity Investments, has co-managed the Fund since its inception in October 2010.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010.

PURCHASE AND SALE OF FUND SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement

6 | Prospectus

Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

USAA Real Return Fund Institutional Shares | 7

USAA Investment Management Company (IMCO) manages this Fund. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

INVESTMENT OBJECTIVE

■     What is the Fund’s investment objective?

The Fund’s investment objective seeks a total return that exceeds the rate of inflation over an economic cycle. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■     What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets principally in a portfolio of investments that we believe will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as “junk” bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that we believe have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund’s assets, we may invest all or a substantial portion of the Fund’s assets in one or a limited number of these asset classes. In addition, the allocation of the Fund’s assets among these classes may vary substantially from time to time.

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

8 | Prospectus

■     How were the asset classes determined?

We believe a broad range of asset classes will facilitate achieving the Fund’s objective. The asset classes were selected based on the following considerations. Asset class performance is likely to vary depending on the underlying causes of inflation, the stage of the inflation cycle, and the level of inflation. In addition, the relative attractiveness of asset classes will change as the demand for and supply of investments change. In other words, utilizing a broad range of asset class exposures provides both diversification and an opportunity to enhance performance as compared to the traditional approach of holding only one or two asset classes.

We manage the Fund based on our assessment of the inflation regime and the relative valuation of asset classes. We will adjust the asset allocation in anticipation of shifts in the inflation regime. The asset allocation process will benefit from the insights of our fixed income, equity, and asset allocation professionals and will take into account many factors, including quantitative analysis, qualitative inputs, and risk management guidelines. We endeavor to take advantage of misvalued assets and seek returns that compensate investors in the Fund for the risks the Fund is taking.

■     Can you briefly describe some of these types of investments?

Inflation-linked securities are debt securities designed to protect the investor from inflation. There are two basic types. In the most common format, the principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these inflation-linked bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In another format (usually inflation-linked municipal and corporate bonds), the inflation adjustment is reflected in the semi-annual coupon’s being based on an inflation measure. In these, the principal value does not adjust according to the rate of inflation.

U.S. Treasury inflation-protected securities are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their princi-pal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the original face value of these

USAA Real Return Fund Institutional Shares | 9

securities at maturity even in the event of sustained deflation or a drop in prices.

Inflation-linked corporate securities are corporate debt financing securities that offer their holders protection against fluctuations in the rate of inflation as measured by the consumer price index (CPI). The yields of these securities adjust monthly with respect to the current rate of inflation. Although they are not as common as conventional debt instruments, inflation-protected corporate debt can provide an investor with a balanced risk exposure: these securities pose all of the normal risks associated with regular corporate debt securities - such as default risk - but they remove the possibility of inflationary changes eroding their real returns.

Inflation-linked municipal securities are investment vehicles issued by various levels of governments containing variable coupon payments that increase and decrease with changes in the CPI. This type of debt security is similar to regular municipal bonds, but municipal inflation-linked securities offer investors a slightly lower coupon rate because these securities are safer than debt instruments that expose the holder to inflation risk. Also, because these securities carry reduced inflation risk, they don’t - like other debt securities - have the potential to increase in price should the rate of inflation subside.

Fixed-income securities are investments that provide a return in the form of fixed periodic payments that are known in advance and the eventual return of principal at maturity. These types of securities consist generally of obligations of companies or other entities incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company; temporary financing; or refinancings, internal growth, or other general business purposes.

Bank loans are often obligations of borrowers who are highly lever-aged. Loans typically have floating interest rates that reset periodically. Most loans are secured by first liens and are senior to other securities of the borrower in the event of bankruptcy. Loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. Loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the loan.

10 | Prospectus

Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or federal funds rate, plus a spread. The spread is a rate that remains constant. Almost all FRNs have quarterly coupons, i.e. they pay out interest every three months, though counter examples do exist. FRNs carry little interest rate risk. An FRN has a duration close to zero, and its price shows very low sensitivity to changes in market rates. When market rates rise, the expected coupons of the FRN increase in line with the increase in for-ward rates, which means its price tends to vary only slightly. Thus, FRNs differ from fixed-rate bonds, whose prices decline when market rates rise. As FRNs are almost immune to interest rate risk, they are considered conservative investments for investors who believe market rates will increase. The risk that remains is credit risk.

Investment-grade securities in which the Fund invests consist of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission (SEC). In addition, the Fund also may invest in investment-grade mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

Below are investment-grade ratings for five of the current NRSRO rating agencies:

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
Standard & Poor’s Ratings Services	At least BBB–	At least A–3 or SP–2

USAA Real Return Fund Institutional Shares | 11

Fitch Ratings Ltd.	At least BBB–	At least F3
Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low
A.M. Best Co., Inc.	At least bbb-	At least AMB-3

If the security does not meet the requirements set forth above, we may make a determination that the security is of equivalent investment quality to a comparable investment-grade security of the same issuer.

U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
12| Prospectus

High-yield securities include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by an NRSRO (or of equivalent quality if not publicly rated) are considered “non-investment-grade” or “high-yield” securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as “junk” since they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

Because of the types of fixed-income securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield security portfolios historically has been notably less than that of the equity market as a whole.

USAA Real Return Fund Institutional Shares | 13

As a result, high-yield security portfolios have often acted differently than investment-grade bond security portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

Equity securities are defined for purposes of this prospectus as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), Global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Real estate investment trusts (REITs) are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITS: equity REITs, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; mortgage REITS lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and hybrid REITS are a combination of equity and mortgage REITS.

Global real estate securities commonly consist primarily of domestic and foreign common stocks, mutual funds, and ETFs of REITs and companies that operate as real estate corporations or which have a significant portion of their assets in real estate. We will evaluate the nature of a company’s real estate holdings to determine whether the Fund’s investment in the company’s common stock will be included in the Fund. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.
14| Prospectus

Exchange-traded funds (ETFs) trade on exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets (such as commodity-related industries). Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF’s price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent.

The Fund may rely on certain SEC exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Commodity ETFs invest in physical commodities such as agricultural goods, natural resources, and precious metals. A commodity ETF may be focused on a single commodity and hold it in physical storage or may invest in futures contracts. Other commodity ETFs look to track the performance of a commodity index that includes dozens of individual commodities through a combination of physical storage and derivatives positions. Because many commodity ETFs use leverage through the purchase of derivative contracts, they may have large portions of uninvested cash, which is used to purchase Treasury securities or other nearly risk-free assets.

Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy (including commodities bench-marks and strategies) minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors also can hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the
USAA Real Return Fund Institutional Shares | 15

applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Commodity-linked notes are a type of structured note that are privately negotiated structured debt securities indexed to the return of an index, which is representative of a commodities market. They are avail-able from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged.

■     How are the decisions to buy and sell securities made?

In buying and selling debt securities for the Fund, we generally analyze a security’s features and current price compared to its long-term value. In buying and selling equity securities for the Fund, we rely on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of various factors including its financial condition, earnings outlook strategy, management, industry position, and economic and market conditions.

TEMPORARY DEFENSIVE STRATEGY

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

RISKS

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety

16|  Prospectus

bonds, or other credit enhancements. Asset-backed security values also may be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk, which is described herein.

If the Fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Bank and Floating Rate Loan Trading Risk: The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan also can decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

USAA Real Return Fund Institutional Shares | 17

Commodity-Linked Investing Risk: The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked notes may be leveraged. For example, a three-times leveraged note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund’s portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be repaid on a timely basis. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Credit Risk Associated with Non-Investment-Grade Securities: Securities rated below investment-grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the

18|  Prospectus

history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (NAV) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

ETFs Risk: The Fund may invest a substantial portion of its assets in ETFs, which generally are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation

USAA Real Return Fund Institutional Shares | 19

between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (i.e., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Foreign Exposure Risk: Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Industry Exposure Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

20 |  Prospectus

Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s NAV and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Legislative Risk: Legislative risk is the risk that new government policies may affect mortgages and other securities in the future in ways  we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It is also possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to

USAA Real Return Fund Institutional Shares | 21

greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s manager(s) will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager(s) will produce the desired results.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause mortgage-backed security’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase mortgage-backed security’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a

22 |  Prospectus

record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

Nondiversification Risk: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results.

Prepayment Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along

USAA Real Return Fund Institutional Shares | 23

with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Risks to Issuer-Specific Changes: Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Real Estate Investment Trusts (REITs) Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly

24 |  Prospectus

impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

Stock Market Risk: Because the Fund invests in equity securities, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in the Fund. For additional information about the Fund’s investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the Fund’s SAI, which is available upon request.

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $94 billion in total assets under management as of March 31, 2011.

We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund’s Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Advisory Agreement is available in the Fund’s semiannual report to shareholders for the period ended June 30.

The Fund is authorized, although we have no present intention of utilizing such authority, to use a “manager-of-managers” structure. We

USAA Real Return Fund Institutional Shares | 25

could select (with approval of the Fund’s Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund’s assets. We would monitor each sub-adviser’s performance through quantitative and qualitative analysis and periodically report to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Fund’s assets, and we could change the allocations without shareholder approval.

For its services, the Fund pays IMCO an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of one half of one percent (0.50%) of the Fund’s average net assets.

We have agreed, through May 1, 2012, to limit the Fund’s Institutional Shares’ annual expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.65% of the Institutional Shares’ average daily net assets and will reimburse the Fund for the expenses in excess of that amount. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by us at any time after May 1, 2012. If the Fund’s Institutional Shares’ total annual operating expense ratio is lower than 0.65%, the shares will operate at that lower expense ratio. After reimbursements were made to the Fund for the fiscal year ended December 31, 2010, we did not receive any management fees.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Fund. The Funds or the Funds’ transfer agent may enter into agreements with third parties (Servicing Agents) to pay such Servicing Agents for certain administrative and servicing functions.

PORTFOLIO MANAGER(S)

John P. Toohey, CFA, Vice President of Equity Investments, joined USAA in February 2009. He has 14 years of investment experience and is responsible for the Fund’s asset allocation and has co-managed the

26 |  Prospectus

Fund since its inception in October 2010. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments from December 2000 to January 2009, where he was responsible for the investments supporting AIG’s pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Wasif A. Latif, Vice President of Equity Investments, joined USAA in June 2006. He has co-managed the Fund since its inception in October 2010. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM’s U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has co-managed the Fund since its inception in October 2010. Mr. Freund has 22 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010. Mr. Espe has 27 years of investment management experience and has worked for us for 11 years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Margaret “Didi” Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has co-managed the Fund since its inception in October 2010. She has 31 years of investment management experience and has worked for us for 11 years. Education: B.A., Radcliffe College; M.A. and Ph.D., University of Pennsylvania. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the Fund since its inception in October 2010. Ms.

USAA Real Return Fund Institutional Shares | 27

Bass has 23 years of investment management experience and has worked for us for 12 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Mark W. Johnson, CFA, Vice President of Equity Portfolios, has co-managed the Fund since its inception in October 2010. Mr. Johnson has 37 years of investment management experience and has worked for us for 23 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Dan Denbow, CFA, Assistant Vice President and Portfolio Manager in IMCO, has co-managed the portion of the Fund since its inception in October 2010. Mr. Denbow has 19 years of investment management experience and has worked for us for 13 years. Education: B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

PURCHAES AND REDEMPTIONS

OPENING AN ACCOUNT

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the institutional shares of the Funds.

EFFECTIVE DATE

The Fund’s purchase price will be the NAV per share next determined after we receive a request in proper form. The Fund’s NAV is deter-mined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is

28 |  Prospectus

open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

Redemptions are effective on the day instructions are received. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

USAA Real Return Fund Institutional Shares | 29

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events effecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) agree to notify us of significant events identified that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

30 |  Prospectus

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in consultation with the Fund’s subadviser(s), if applicable, under valuation procedures approved by the Fund’s Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

USAA Real Return Fund Institutional Shares | 31

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2012, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund’s distributions from net gains on the sale or exchange of the Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

■ Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the

32 |  Prospectus

maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

■ Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income, or

■     Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

■ Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

■ Householding

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

USAA Real Return Fund Institutional Shares | 33

■ Electronic Delivery

Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s Institutional Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

34 |  Prospectus

Period Ended December 31,
2010***
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment income(a)	.09
Net realized and unrealized loss(a),(b),(c)	.00
Total from investment operations(a)	.09
Less distributions from:
Net investment income	(.06)
Net asset value at end of period	$10.03
Total return (%)*	.91
Net assets at end of period (000)	$30,924
Ratios to average net assets:**(d)
Expenses (%)(e)	.65
Expenses, excluding reimbursements (%)(e)	.84
Net investment income (%)	3.33
Portfolio turnover (%)	2

*        Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

** For the period ended December 31, 2010, average net assets were $27,615,000.

*** Institutional Shares commenced operations on October 18, 2010.

(a) Calculated using average shares. For the period ended December 31, 2010, average net shares were 2,201,000.

(b) Represents less than $0.01 per share.

(c)    Reflects a net realized and unrealized gain per share, whereas the statement of operations reflects a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases for the Institutional Shares in relation to fluctuating market values for the portfolio.

(d) Annualized. This ratio is not necessarily indicative of 12 months of operations.

(e)   Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

USAA Real Return Fund Institutional Shares | 35

36 |  Prospectus

USAA Real Return Fund Institutional Shares | 37

38 |  Prospectus

USAA Real Return Fund Institutional Shares | 39

PRSRT STD
U.S. Postage
PAID
USAA

9800 Fredericksburg Road
San Antonio, Texas 78288

SAVE PAPER AND FUND COSTS
At usaa.com click: My Documents
Set preferences to USAA documents online

If you would like more information about the Fund, you may call (800) 531-USAA (8722) to request a free copy of the Fund’s statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Fund’s annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

[USAA EAGLE LOGO (R)]
We know what it means to serve (R).                                                                                           [RECYCLED GRAPHIC]

94407-0511                     Investment Company Act File No. 811-7852                         ©2011, USAA. All rights reserved.

[USAA EAGLE LOGO (R)]

PROSPECTUS
USAA INSTITUTIONAL SHARES
USAA AGGRESSIVE GROWTH FUND
USAA GROWTH FUND
USAA HIGH-YIELD OPPORTUNITIES FUND
USAA INCOME FUND
USAA INCOME STOCK FUND
USAA INTERMEDIATE-TERM BOND FUND
USAA SHORT-TERM BOND FUND
USAA SMALL CAP STOCK FUND
USAA VALUE FUND

 DECEMBER 1, 2010

AS SUPPLEMENTED OCTOBER 1, 2011

[GRAPHIC OMMITED]

Each Fund listed in this prospectus is composed of multiple classes of shares. Each class has a common investment objective and investment portfolio. Only one class of shares is offered through this prospectus. The term “shares” as it relates to the Funds listed in this prospectus means the institutional shares offered through this prospectus.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds’ shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Aggressive Growth Fund
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance	2
Investment Adviser	4
Subadviser(s)	4
Portfolio Manager(s)	4
Purchase and Sale of Shares	5
Tax Information	5
Growth Fund
Investment Objective	6
Fees and Expenses	6
Principal Investment Strategy	7
Principal Risks	7
Performance	7
Investment Adviser	9
Subadviser(s)	9
Portfolio Manager(s)	9
Purchase and Sale of Shares	10
Tax Information	10
High-Yield Opportunities Fund
Investment Objective	11
Fees and Expenses	11
Principal Investment Strategy	12
Principal Risks	12
Performance	13
Investment Adviser	15
Portfolio Manager(s)	15
Purchase and Sale of Shares	15
Tax Information	15
Income Fund
Investment Objective	16
Fees and Expenses	16
Principal Investment Strategy	17
Principal Risks	17
Performance	18
Investment Adviser	19
Portfolio Manager(s)	19
Purchase and Sale of Shares	19
Tax Information	19
Income Stock Fund
Investment Objective	20
Fees and Expenses	20
Principal Investment Strategy	21
Principal Risks	21
Performance	21
Investment Adviser	23
Subadviser(s)	23
Portfolio Manager(s)	23
Purchase and Sale of Shares	24

Tax Information	24
Intermediate-Term Bond Fund
Investment Objective	25
Fees and Expenses	25
Principal Investment Strategy	26
Principal Risks	26
Performance	27
Investment Adviser	28
Portfolio Manager(s)	28
Purchase and Sale of Shares	28
Tax Information	28
Short-Term Bond Fund
Investment Objective	29
Fees and Expenses	29
Principal Investment Strategy	30
Principal Risks	30
Performance	31
Investment Adviser	32
Portfolio Manager(s)	32
Purchase and Sale of Shares	32
Tax Information	32
Small Cap Stock Fund
Investment Objective	33
Fees and Expenses	33
Principal Investment Strategy	34
Principal Risks	34
Performance	34
Investment Adviser	36
Subadviser(s)	36
Portfolio Manager(s)	36
Purchase and Sale of Shares	37
Tax Information	37
Value Fund
Investment Objective	38
Fees and Expenses	38
Principal Investment Strategy	39
Principal Risks	39
Performance	39
Investment Adviser	41
Subadviser(s)	41
Portfolio Manager(s)	41
Purchase and Sale of Shares	42
Tax Information	42
Risks	58
Portfolio Holdings	61
Portfolio Managers(s)	62
Management and Advisory Services	66
How to Invest	70
How to Redeem	71
Shareholder Information	71
Financial Highlights	73
Aggressive Growth Fund	74
Growth Fund	75
High-Yield Opportunities Fund	76
Income Fund	77
Income Stock Fund	78

Intermediate-Term Bond Fund	79
Short-Term Bond Fund	80
Small Cap Stock Fund	81
Value Fund	82

AGGRESSIVE GROWTH FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Aggressive Growth Fund (The Fund) is an equity fund with an investment objective of capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.46%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.01%
Total Annual Operating Expenses	0.61%

(a)  A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment decreased the management fee of 0.47% by 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

 For the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.

Page | 1

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest primarily in equity securities of large companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the extent the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

2 | Page

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	28.60%
2008	-41.49%
2007	14.88%
2006	5.33%
2005	7.23%
2004	13.03%
2003	30.79%
2002	-30.60%
2001	-33.38%
2000	-19.95%

NINE-MONTH YTD TOTAL RETURN
4.19% (9/30/10)

BEST QUARTER*	Worst Quarter*
20.85% 2nd Qtr. 2001	–34.20% 1st Qtr. 2001

*Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

Page | 3

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Aggressive Growth Fund Shares
Return Before Taxes	28.60%	–0.48%	–6.08%	7.66%

Return After Taxes on Distributions	28.52%	-0.52%	-6.16%	6.53%

Return After Taxes on Distributions and Sale of Fund Shares	18.70%	-0.41%	-4.90%	6.31%

Aggressive Growth Fund Institutional Shares
Return Before Taxes	29.19%	n/a	n/a	-7.69%

Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%	10.21%

Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)	38.50%	1.01%	-4.51%	9.97%

* The inception date of the Aggressive Growth Fund retail shares is October 19, 1981, while the inception date of the Aggressive Growth Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER(S)

Wellington Management Company, LLP (Wellington Management)

 Winslow Capital Management, Inc. (Winslow Capital)

PORTFOLIO MANAGER(S)

Wellington Management

 Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010.

 Winslow Capital

Justin H. Kelly, CFA, is a Senior Managing Director and Portfolio Manager/Analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010.

R. Bart Wear, CFA, is a Senior Managing Director and Portfolio Manager/Analyst of Winslow Capital and has been with the firm since 1997. He has been part of the investment management team for the Fund since July 2010.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer and Chief Investment Officer. He has been part of the investment management team for the Fund since July 2010.

4 | Page

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

 TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Page | 5

GROWTH FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Growth Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Transaction Expenses — Direct Costs

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.74% (a)
Distribution and Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Operating Expenses	0.88%

(a) A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment decreased the management fee of 0.75% by 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming  (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

6 | Page

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

 Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the extent that the Fund is invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Page | 7

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	27.87%
2008	-45.21%
2007	19.70%
2006	-0.46%
2005	9.65%
2004	12.66%
2003	24.88%
2002	-31.79%
2001	-23.84%
2000	-19.06%

NINE-MONTH YTD TOTAL RETURN
4.19% (9/30/10)
Best Quarter*	Worst Quarter*
19.98% 4th Qtr. 2001	–25.51% 3rd Qtr. 2001

*  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

8 | Page

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Growth Fund Shares
Return Before Taxes	27.87%	–1.75%	–5.95%	5.37%

Return After Taxes on Distributions	27.85%	-1.76%	-6.00%	3.73%

Return After Taxes on Distributions and Sale of Fund Shares	18.14%	-1.48%	-4.81%	3.80%

Growth Fund Institutional Shares
Return Before Taxes	28.04%	n/a	n/a	-11.95%

Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%	N/A

Lipper Large Cap Growth Funds Index (reflects no deduction for taxes)	38.50%	1.01%	-4.51%	N/A

* The inception date of the Growth Fund retail shares is April 5, 1971, while the inception of the Growth Fund institutional Fund is August 1, 2008.

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER(S)

 Loomis, Sayles & Company, L.P. (Loomis Sayles)

The Renaissance Group, LLC (Renaissance)

PORTFOLIO MANAGER(S)

■ Loomis Sayles

 Aziz V. Hamzaogullari, Vice President and Lead Portfolio Manager of Loomis Sayles, has over 17 years of investment management experience and has managed the Fund since June 2010.

■	Renaissance

Michael E. Schroer, CFA, managing partner & chief investment officer, has managed the Fund since December 2007.

Paul A. Radomski, CPA, CFA, managing partner, has managed the Fund since December 2007.

Eric J. Strange, CPA, CFA, Partner and research analyst, has managed the Fund since December 2007.

Page | 9

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

10 | Page

HIGH-YIELD OPPORTUNITIES FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA High-Yield Opportunities Fund (the Fund) is a fixed-income fund with an investment objective to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%(a)
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.04%
Total Annual Operating Expenses	0.67%

(a)   A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the fiscal year ended July 31, 2010, the performance fee adjustment increased the management fee of 0.50% by less than 0.01%.

Example

 This example is intended to help you compare the cost of investing in the Fund’s institutional shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses for the most match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Page | 11

For the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in high-yield securities, including bonds (often referred to as “junk” bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. This 80% policy may be changed upon at least 60 days’ notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk.

 The Fund also is subject to the risk that the market value of the bonds will decline because of rising interest rates, adverse changes in supply and demand, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities is referred to as market illiquidity. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay

12 | Page

principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Because this Fund may invest in stocks, it is subject to stock market risk, which is the possibility that the value of the Fund’s investments in stocks will decline regardless of the success or failure of a company’s operations. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. In addition, to the extent the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to the possibility of legislative risk which is a risk that new government policies may affect mortgages in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart page illustrates the volatility and performance from year to year for each full calendar year over the past 10 years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Page | 13

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	54.21%
2008	-28.09%
2007	1.27%
2006	11.00%
2005	3.30%
2004	10.57%
2003	26.52%
2002	-4.66%
2001	-7.83%
2000	-1.96%

NINE-MONTH YTD TOTAL RETURN
12.52% (9/30/10)

BEST QUARTER*	Worst Quarter*
23.62% 2nd Qtr. 2009	-19.27% 4th Qtr. 2008

*  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

14 | Page

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
High-Yield Opportunities Fund Shares
Return Before Taxes	54.21%	5.19%	6.15%	6.41%

Return After Taxes on Distributions	49.21%	2.38%	2.89%	3.12%

Return After Taxes on Distributions and Sale of Fund Shares	34.78%	2.74%	3.19%	3.40%

High-Yield Opportunities Fund Institutional Shares
Return Before Taxes	54.72%	n/a	n/a	11.50%

Credit Suisse High Yield Index (reflects no deduction for fees, expenses, or taxes)	54.22%	5.99%	7.07%	6.82%

Lipper High Current Yield Bond Funds Index (reflects no deduction for taxes)	49.49%	4.27%	4.13%	4.05%

* The inception date for the High-Yield Opportunities Fund retail shares is August 2, 1999, while the inception date for the High-Yield Opportunities Fund Institutional Shares is August 1, 2008.
INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since its inception in August 1999.

Julianne Bass, CFA, Assistant Vice President and portfolio manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Page | 15

INCOME FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Income Fund (the Fund) is a fixed-income fund with an investment objective of maximum current income without undue risk to principal.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%(a)
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Operating Expenses	0.38%

(a)   A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment increased the management fee of 0.24% by 0.01%.

Example

 This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

16 | Page

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will fluctuate because of changes in interest rates. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

The securities in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage may also cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners will generally not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

Investing in real estate investment trusts (REITs) may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s),

Page | 17

have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt and preferred securities of REITs, the Fund also is subject to credit risk.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	19.74%
2008	-5.04%
2007	5.03%
2006	4.16%
2005	2.96%
2004	4.52%
2003	4.91%
2002	8.63%
2001	7.58%
2000	13.34%

NINE-MONTH YTD TOTAL RETURN
8.89% (9/30/10)

BEST QUARTER*	Worst Quarter*
8.29% 2nd Qtr. 2009	–3.62% 4th Qtr. 2008

*  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-

18 | Page

deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Income Fund Shares
Return Before Taxes	19.74%	5.07%	6.40%	8.79%

Return After Taxes on Distributions	17.50%	3.22%	4.36%	4.97%

Return After Taxes on Distributions and Sale of Fund Shares	12.72%	3.22%	4.25%	4.93%

Income Fund Institutional Shares
Return Before Taxes	19.96%	n/a	n/a	9.06%

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%	N/A

Lipper A Rated Bond Funds Index (reflects no deduction for taxes)	14.73%	4.02%	5.61%	N/A

* The inception date of the Income Fund retail shares is March 4, 1974, while the inception date of Income Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGER(S)

Margaret Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has managed the Fund since February 2000.

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Page | 19

INCOME STOCK FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Income Stock Fund’s investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.49%(a)
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Operating Expenses	0.62%

(a)     A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment decreased the management fee of 0.50% by 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

20 | Page

PRINCIPAL INVESTMENT STRATEGY

The Fund’s strategy is to normally invest at least 80% of the Fund’s assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days’ notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than bonds. In addition, to the extent the Fund is invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Page | 21

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	16.56%
2008	-35.62%
2007	-3.31%
2006	19.01%
2005	5.79%
2004	12.02%
2003	25.76%
2002	-19.00%
2001	-4.18%
2000	10.82%

NINE-MONTH YTD TOTAL RETURN
3.34% (9/30/10)

BEST QUARTER*	Worst Quarter*
15.45% 3rd Qtr. 2009	–20.54% 4th Qtr. 2008

*  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

22| Page

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Income Stock Fund Shares
Return Before Taxes	16.56%	–1.79%	1.02%	7.35%

Return After Taxes on Distributions	16.22%	-3.01%	-0.25%	5.40%

Return After Taxes on Distributions and Sale of Fund Shares	11.11%	-1.55%	0.57%	5.58%

Income Stock Fund Institutional Shares
Return Before Taxes	16.95%	n/a	n/a	-8.09%

Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	19.69%	-0.25%	2.47%	9.17%

Lipper Equity Income Funds Index (reflects no deduction for taxes)	23.85%	0.63%	2.25%	7.84%

* The inception date of the Income Stock Fund retail shares is May 4, 1987, while the inception date of the Income Stock Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

USAA Investment Management Company

 SUBADVISOR(S)

Grantham, Mayo, Van Otterloo & Co. LLC (GMO)

Epoch Investment Partners, Inc. (Epoch)

PORTFOLIO MANAGER(S)

GMO

Sam Wilderman is Co-Head of the GMO Quantitative Equity Team and Lead Manager for U.S. Quantitative Portfolios. Previously at GMO, he was responsible for research and portfolio management for the GMO Emerging Markets Strategies. He has managed a portion of the Fund since August 2005.

Dr. Thomas Hancock is Co-Head of the GMO Quantitative Equity Team and Lead Manager for International Quantitative Portfolios. He has managed a portion of the Fund since December 2010.

Epoch

David N. Pearl, Executive Vice President, Co–Chief Investment Officer, and Portfolio Manager for Epoch, founded Epoch in 2004. He has managed a portion of the Fund since January 2010.

Page | 23

Michael A. Welhoelter, Managing Director, Portfolio Manager, and Head of Quantitative Research & Risk Management for Epoch, joined Epoch in 2005.  He has managed a portion of the Fund since January 2010.

William W. Priest, Chief Executive Officer, Co–Chief Investment Officer, and Portfolio Manager for Epoch, founded Epoch in 2004.  He has managed a portion of the Fund since January 2010.

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

24 | Page

INTERMEDIATE-TERM BOND FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Intermediate-Term Bond Fund (The Fund) is a taxable bond fund with an investment objective of high current income without undue risk to principal.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.31%(a)
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Operating Expenses	0.46%

(a)     A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment increased the effective management fee of 0.31% by less than 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Page | 25

PRINCIPAL INVESTMENT STRATEGY

The Fund’s strategy is to normally invest at least 80% of the Fund’s assets in a broad range of debt securities. The Fund will maintain a dollar-weighted average portfolio maturity between three to ten years. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

 PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s managers may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The debt securities in the Fund’s portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. All securities varying from the highest quality to the very speculative have some degree of credit risk.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

While mortgage-backed securities and other securities issued by certain Government Sponsored Enterprises (GSEs), such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

26 | Page

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past 10 years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

■ RISK/RETURN BAR CHART ■
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	30.86%
2008	-15.50%
2007	3.84%
2006	4.70%
2005	2.70%
2004	3.94%
2003	7.59%
2002	5.76%
2001	8.39%
2000	9.01%

NINE-MONTH YTD TOTAL RETURN
12.37% (9/30/10)

BEST QUARTER*	Worst Quarter*
12.42% 2nd Qtr. 2009	-9.72% 4th Qtr. 2008

*  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Page | 27

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Intermediate-Term Bond Fund Shares
Return Before Taxes	30.86%	4.30%	5.61%	5.55%

Return After Taxes on Distributions	27.79%	2.32%	3.42%	3.34%

Return After Taxes on Distributions and Sale of Fund Shares	19.81%	2.48%	3.46%	3.39%

Intermediate-Term Bond Fund Retail Shares
Return Before Taxes	31.11%	n/a	n/a	9.48%

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%	6.17%

Lipper Intermediate Investment Grade Funds Index (reflects no deduction for taxes)	14.30%	4.18%	5.74%	5.59%

* The inception date of the Intermediate-Term Bond retail shares is August 2, 1999, while the inception date of the Intermediate-Term Bond Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

 USAA Investment Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since May 2002.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007.

 PURCHASE AND SALE OF SHARES

The shares described in this prospectus are not offered for sale directly to the general public. The shares currently are available only to the USAA Target Retirement Funds. Therefore, they are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares of the Funds.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

28 | Page

SHORT-TERM BOND FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Short-Term Bond Fund (the Fund) is a taxable bond fund with an investment objective of high current income consistent with preservation of principal.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%(a)
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Operating Expenses	0.38%

(a)     A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment increased the management fee of 0.24% by 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Page | 29

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities in the Fund’s portfolio are subject to credit risk, which is the possibility that a borrower cannot make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The debt securities in the Fund’s portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors’ return. All securities varying from the highest quality to the very speculative have some degree of credit risk.

The Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Liquidity risk is the risk that a fund’s investment generally cannot expect to be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when mortgage interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A home owner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, home owners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates. On the other hand, when interest rates rise, home owners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

While mortgage-backed securities and other securities issued by certain Government Sponsored Enterprises (GSEs), such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The Fund is subject to legislative risk, which is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

30 | Page

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	14.05%
2008	-2.56%
2007	5.77%
2006	4.71%
2005	2.29%
2004	1.88%
2003	4.25%
2002	-0.12%
2001	5.07%
2000	7.12%

NINE-MONTH YTD TOTAL RETURN
4.65% (9/30/10)

BEST QUARTER*	Worst Quarter*
5.12% 2nd Qtr. 2009	–3.11% 4th Qtr. 2001

*  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Page | 31

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Short-Term Bond Fund Shares
Return Before Taxes	14.05%	4.71%	4.16%	4.70%

Return After Taxes on Distributions	12.18%	3.11%	2.38%	2.66%

Return After Taxes on Distributions and Sale of Fund Shares	9.07%	3.07%	2.45%	2.73%

Short-Term Bond Fund Institutional Shares
Return Before Taxes	14.37%	n/a	n/a	7.18%

Barclays 1-3 Government/Credit Index (reflects no deduction for fees, expenses, or taxes)	3.82%	4.32%	4.86%	5.10%

Lipper Short Investment Grade Bond Funds Index (reflects no deduction for taxes)	11.73%	3.90%	4.96%	5.06%

* The inception date of the Short-Term Bond Fund retail shares is June 1, 1993, while the inception date of the Short-Term Bond Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

USAA Investment Management Company

PORTFOLIO MANAGER(S)

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since May 2002.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007.

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

32 | Page

SMALL CAP STOCK FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Small Cap Stock Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.74%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Operating Expenses	0.89%

(a)     A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment decreased the management fee of 0.75% by 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Page | 33

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

 PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations.

Equity securities tend to be more volatile than bonds. In addition, to the extent that the Fund is invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies as opposed to investing in established companies with proven track records small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year over the past ten years of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

34 | Page

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

CALENDER YEAR	TOTAL RETURNS
2009	28.10%
2008	-36.09%
2007	-0.79
2006	15.32%
2005	18.77%
2004	27.36%
2003	-10.93%
2002	-10.93%
2001	-9.14%
2000	-13.92%

NINE-MONTH YTD TOTAL RETURN
9.94% (9/30/10)

BEST QUARTER**	Worst Quarter**
18.96% 3rd Qtr. 2009	–25.38% 4th Qtr. 2008

**  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

Page | 35

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Past 10	Since
	Year	Years	Years	Inception*
Small Cap Stock Fund Shares
Return Before Taxes	28.10%	0.22%	0.64%	3.34%

Return After Taxes on Distributions	28.10%	-0.78%	0.09%	2.81%

Return After Taxes on Distributions and Sale of Fund Shares	18.26%	0.00%	0.45%	2.80%

Small Cap Stock Fund Institutional Shares
Return Before Taxes	28.64%	n/a	n/a	-7.56%

Russell 2000® Index* (reflects no deduction for fees, expenses, or taxes)	34.47%	0.87%	-1.37%	1.26%

S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)	25.57%	1.36%	6.35%	6.88%

Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	34.50%	1.55%	5.24%	6.40%

* The inception date of the Small Cap Stock Fund retail shares is August 2, 1999, while the inception date of the Small Cap Stock Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

 USAA Investment Management Company

SUBADVISER(S)

 BatteryMarch Financial Management, Inc. (BatteryMarch)

Wellington Management Company, LLP (Wellington)

PORTFOLIO MANAGER(S)

Wellington Management

Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2004.

36 | Page

Batterymarch

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team and has managed the Fund since December 2003.

Stephen A. Lanzendorf, CFA, is Deputy Chief Investment Officer and Senior Portfolio Manager of the Batterymarch U.S. investment team and has managed the Fund since 2006.

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Page | 37

VALUE FUND Institutional Shares

INVESTMENT OBJECTIVE

The USAA Value Fund (the Fund) is an equity fund with an investment objective of long-term growth of capital.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses below are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.76%(a)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.14%
Total Annual Operating Expenses	0.90%

(a)    A performance fee adjustment may increase or decrease the management fee by +/– 0.06% of average net assets of the Fund attributable to the Institutional Shares over the performance period. For the Fund’s fiscal year ended July 31, 2010, the performance fee adjustment increased the management fee of 0.75% by 0.01%.

Example

This example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses match our estimates, and (3) you redeem all of your shares at the end of the periods shown.

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

38 | Page

PRINCIPAL INVESTMENT STRATEGY

The Fund’s principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities.

 PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The equity securities in the Fund portfolio are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations.  Equity securities tend to be more volatile than bonds. In addition, to the degree the fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

All mutual funds must use the same formula to calculate total return. The following bar chart illustrates the volatility and performance from year to year for each full calendar year since inception of another share class not offered in this prospectus that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Page | 39

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31
*Fund Began Operations on August 3, 2011.

CALENDER YEAR	TOTAL RETURNS
2009	30.75%
2008	-36.08%
2007	1.29%
2006	16.63%
2005	8.28%
2004	18.69%
2003	27.55%
2002	-18.31%

NINE-MONTH YTD TOTAL RETURN
4.53% (9/30/10)

BEST QUARTER**	Worst Quarter**
21.88% 4th Qtr. 2001	–20.48% 4th Qtr. 2008

**  Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

The following table shows how the average annual total returns for another share class not offered in this prospectus compared to those of relevant securities market indices for the periods indicated. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund’s distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund’s distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the following table are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

40 | Page

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2009

	Past 1	Past 5	Since
	Year	Years	Inception*
Value Fund Shares
Return Before Taxes	30.75%	1.35%	4.74%

Return After Taxes on Distributions	30.51%	0.90%	4.25%

Return After Taxes on Distributions and Sale of Fund Shares	20.31%	1.13%	4.05%

Value Fund Institutional Shares
Return Before Taxes	31.07%	n/a	-1.62%

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	1.64%

Lipper Multi-Cap Value Funds Index (reflects no deduction for taxes)	26.59%	-0.56%	2.09%

* The inception date of the Value Fund retail shares is August 3, 2001, while the inception date of the Value Fund Institutional Shares is August 1, 2008.

INVESTMENT ADVISER

USAA Investment Management Company

SUBADVISER(S)

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS)

PORTFOLIO MANAGER(S)

BHMS

James P. Barrow, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.

Ray Nixon, Jr., joined BHMS as a principal in June 1994. He has managed the Fund since July 2004.

Robert J. Chambers, CFA, joined BHMS as a principal in August 1994. He has managed the Fund since July 2004.

Timothy J. Culler, CFA, joined BHMS as a principal in April 1999. He has managed the Fund since July 2004.

Mark Giambrone, CPA, joined BHMS in December 1998 and became a principal in 2000. He has managed the Fund since July 2004.

James S. McClure, CFA, joined BHMS as a principal in July 1995. He has managed the Fund since July 2004.

John P. Harloe, CFA, joined BHMS as a principal in July 1995. He has managed the Fund since July 2004.

Page | 41

PURCHASE AND SALE OF SHARES

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

42 | Page

USAA Investment Management Company (IMCO) manages these Funds. For easier reading, IMCO may be referred to as “we” or “us” throughout the prospectus.

AGGRESSIVE GROWTH FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s principal investment objective?

The Fund’s investment objective is capital appreciation. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

With respect to the portion of the Fund’s assets invested by Wellington Management, under normal circumstances, Wellington Management will invest the Fund’s assets in a broad universe of large-cap growth stocks that are generally broadly diversified across market sectors.

With respect to the portion of the Fund’s assets invested by Winslow Capital, under normal circumstances, Winslow Capital will invest the Fund’s assets (net assets plus any borrowings for investment purposes) in large-capitalization companies, which Winslow Capital defines as those companies having a market capitalization in excess of $4 billion at the time of purchase and that Winslow Capital believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

■      May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

 ■      Will the Fund’s assets be invested in any other securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

Page | 43

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■     How are the decisions to buy and sell securities made?

Wellington Management

Wellington Management utilizes an investment process that leverages its extensive research resources and emphasizes a balance of growth, valuation, and quality criteria in selecting stocks. This investment approach is based on the following beliefs that stock selection (rather than top-down factors) should drive performance. By maintaining a diversified portfolio of growth stocks, which incorporates the attributes of growth, value, and quality, but does not tilt toward any one of them, Wellington Management believes it should be able to deliver more consistent results over time. Wellington Management’s approach to valuing stocks incorporates multiple scenarios of future growth and profitability. Wellington Management believes that this approach better reflects the variability of real-world results and the inherent degrees of uncertainty in forecasting the future.

Winslow Capital

When purchasing stocks for the Fund, Winslow Capital looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; favorable market share; identifiable and sustainable competitive advantages; a management team that can perpetuate the firm’s competitive advantages; and, attractive, and preferably rising, returns on invested capital. Winslow Capital takes a bottom-up investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Winslow Capital also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when a stock becomes fully valued or a position exceeds 5% of the allocation of the Fund attributed to Winslow Capital, and/or the fundamental business prospects are deteriorating.

GROWTH FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is long-term growth of capital. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets primarily in a diversified portfolio of equity securities selected for their growth potential.

The Fund’s assets also may be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund’s investment in convertible securities is limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.

44 | Page

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

■      Will the Fund’s assets be invested in any other securities?

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■ May the Fund’s assets be invested in foreign securities?

 Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■      How are the decisions to buy and sell common stocks made?

(Loomis Sayles)
Loomis Sayles normally invests across a wide range of sectors and industries. Loomis Sayles employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which the portfolio manager deems appropriate.

(Renaissance)
Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

Renaissance’s investment process consists of the three distinct stages.

Profitability & Financial Strength Analysis: The stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

Page | 45

Multi-Dimensional Analysis: Typically, Renaissance is then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked based on historical growth, future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

Qualitative Analysis: At this point, the analysis becomes purely qualitative. Renaissance’s analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. Renaissance utilizes outside research sources as well as its own analysis in this effort. Only the most attractive companies based on this further qualitative review are then finally selected for client portfolios. The scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on the scoring process, is considered an automatic sale candidate, and triggers their sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies.

HIGH-YIELD OPPORTUNITIES FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund’s Board of Trustees may change this investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds, convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities.

The Fund may invest the remainder of its assets in equity securities, defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives, such as futures and options.

The Fund also may purchase exchange-traded funds (ETFs), which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

The Fund may rely on Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year, depending on market conditions, and it may exceed 100%. A high turnover rate

46 | Page

increases transaction costs and may increase taxable capital gain distributions, which may affect Fund performance adversely.

■      Will the Fund’s assets be invested in any other securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■      What are considered high-yield securities?

We consider high-yield securities to include a broad range of securities that produce high current income. Although the Fund has no limits on the credit quality and maturity of its investments, we generally will invest the Fund’s assets in debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). These “non-investment-grade” or “high-yield” securities are considered speculative and are subject to significant credit risk. They are also sometimes referred to as “junk” because they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

■      How is this Fund different from a fund that invests primarily in investment-grade bonds?

Because of the types of securities the Fund intends to invest in, we anticipate that it will generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk – or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and interest rate risk – or the risk that a security’s market value will change with interest rates.

In the investment-grade bond market (where credit risks generally are considered low), a higher return normally is used to entice investors into buying longer-maturity bonds, and thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities often are considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return normally is used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.

As a result, high-yield funds often have acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform when the economic outlook turns positive.

■      What is a credit rating?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Ratings Services (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are

Page | 47

assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

■      What are the principal types of securities in which the Fund may invest?

The securities in which the Fund principally invests may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities. The Fund also may invest in other high-yield ETFs.

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (SAI).

■      May the Fund’s assets be invested in foreign securities?

Yes. We may invest up to 20% of the Fund’s assets in foreign non- dollar-denominated securities traded outside the United States. We also may invest the Fund’s assets, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

 ■      How are the decisions to buy and sell securities made?

We search for securities that represent an attractive value given current market conditions. We recognize value by simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

We will sell a security if it no longer represents value due to an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

 INCOME FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund‘s investment objective is maximum current income without undue risk to principal. The Fund’s strategy to achieve this objective is to invest primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

48 | Page

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets primarily in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund’s portfolio in securities whose value we believe to be less sensitive to interest rate changes.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

■      What types of securities may be included in the Fund’s portfolio?

The securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; income producing common stocks; preferred securities; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information.

■     Will the Fund’s assets be invested in another other securities?

In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■      What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3

Standard & Poor’s Rating Services	At least BBB –	At least A–3or SP–2

Fitch Ratings, Inc.	At least BBB –	At least F3

Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

A.M. Best Co., Inc.	At least bbb –	At least AMB–3

Page | 49

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

■      How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement security is available.

For common stocks, value involves selecting individual dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

INCOME STOCK FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends. The Fund attempts to provide a portfolio with a dividend yield at or above the average of the Russell 1000 Value Index. The portfolio may include common stocks, real estate investment trusts (REITs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if

50 | Page

the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

■      May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■      Will the Fund’s assets be invested in any other securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■     How are the decisions to buy and sell securities made?

 (GMO)
GMO relies principally on proprietary quantitative models and fundamental investment techniques to evaluate and select equity investments. GMO selects equity investments it believes: (i) are undervalued (e.g., equity investments trading at prices below what the manager believes to be their fundamental value), (ii) have superior fundamentals (e.g., earnings stability), and (iii) have shown indications of improving investor sentiment (e.g., positive price movement or upgraded analyst ratings).

GMO also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The portfolio generally is traded regularly to reflect the updated investment views of the portfolio management team. As stocks that are highly ranked move up into consideration, they are displacing stocks that are becoming lesser rated.

Epoch

Fundamental research for Epoch’s U.S. Value strategy is carried out by a seasoned investment team averaging over 20 years of investment experience. Analysts work within the team structure and are involved throughout the decision-making process.

Security selection begins by applying proprietary quantitative models and qualitative insights to help identify investment candidates. The quantitative models seek to uncover companies with improving business fundamentals resulting in increasing free cash flow. The qualitative screens look for positive internal or external change factors leading Epoch to managements who demonstrate their commitment to using free cash flow to create shareholder value. This would include reinvesting profitably in the business, making accretive acquisitions, or returning the money to shareholders through dividends, share buybacks, or debt pay down. These models, along with discussions with suppliers and customers and participation at industry conferences, serve as a primary source of investment ideas. Epoch then perform rigorous bottom-up fundamental analysis on these securities and meet with company management to create an investment thesis. Analysts present investment ideas at weekly research meetings, updating the team as work progresses. Once the work nears completion, analysts prepare a one-page investment thesis summarizing the company’s 3-5 key investment attributes along with the estimated future cash flow and valuation metrics. This summary is referenced in the ongoing evaluation of the portfolio holding.

The portfolio manager makes the final stock selection decisions and determines security weightings as part of the overall portfolio construction process, taking into consideration the risk/reward trade off and a stock’s contribution to risk in the overall portfolio. Epoch’s quantitative research and risk management team provides key inputs throughout the process.

Page | 51

Epoch will sell a stock when the market has priced in Epoch’s expected returns, or when the investment thesis is compromised either through a change in business condition or competitive environment. Epoch also will sell a stock when it has another idea that in its view is likely to generate a better risk/reward outcome.

INTERMEDIATE-TERM BOND FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is high current income without undue risk to principal. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

 The Fund’s principal investment strategy is to normally invest at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■     What types of debt securities may be included in the Fund’s portfolio?

The debt securities in which the Fund invests may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the SAI.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

■      What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO agencies:

52 | Page

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3

Standard & Poor’s Rating Services	At least BBB –	At least A–3or SP–2

Fitch Ratings, Inc.	At least BBB –	At least F3

Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

A.M. Best Co., Inc.	At least bbb –	At least AMB–3

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities.

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

■    How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

SHORT-TERM BOND FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is high current income consistent with preservation of principal. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

Page | 53

■      What types of debt securities may be included in the Fund’s portfolio?

The Fund will invest primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the SAI.

The Fund is limited to 20% of its net assets invested in preferred and convertible securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities.

■     What is the credit quality of the debt securities?

The Fund will invest primarily in investment-grade securities. The Fund will invest primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) approved by the Securities and Exchange Commission. Below are investment-grade ratings for five of the current NRSRO rating agencies:

	Long-Term	Short-Term
Rating Agency	Debt Securities	Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3

Standard & Poor’s Rating Services	At least BBB –	At least A–3 or SP–2

Fitch Ratings, Inc.	At least BBB –	At least F3

Dominion Bond Rating Service Limited	At least BBB low	At least R–2 low

A.M. Best Co., Inc.	At least bbb –	At least AMB–3

In addition, the Fund may invest up to 10% of its net assets that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk, because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded may be less liquid than the market for investment-grade securities.

If a security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

■      How are the decisions to buy and sell securities made?

We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market.

54 | Page

We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.

SMALL CAP STOCK FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is long-term growth of capital. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to normally invest at least 80% of the Fund’s assets in equity securities of companies with small market capitalizations.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

■      What defines small-cap stocks?

The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Keep in mind that the market capitalization of the companies listed in each exchange may change with market conditions and the composition of either index. Standard & Poor’s makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on an annual basis (with certain additions and deletions made in between reconstitution).

■      Will the Fund continue to hold these securities if their market capitalization no longer meets this definition?

For purposes of this Fund’s investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap; and the Fund may continue to hold the security.

■      May the Fund’s assets be invested in foreign securities?

Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

Page | 55

■      Will the Fund’s assets be invested in any other securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities. .

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■      How are the decisions to buy and sell securities made?

(Wellington Management)
Wellington Management’s small cap value approach focuses on high-quality companies with a proven record of above-average rates of profitability that sell at a discount relative to the overall small-cap market. These companies typically generate strong cash flows that can be used to build the value of the business or in some other way to benefit the shareholders (e.g., share repurchase or dividends).

In its research efforts, Wellington Management seeks to understand the dynamics of the industry in which the company operates. This includes the factors that have enabled the company to earn above-average rates of return and the sustainability of those factors. The quality of the management, strategic direction, and expectations with regard to the use of current and future cash flows also are integral components of the valuation process.

Stocks are sold when they achieve Wellington Management’s target prices, appreciate substantially beyond Wellington Management’s market capitalization limits, incur fundamental disappointments, or when other better ideas are available.

(Batterymarch)
 Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The cornerstone of this process is a proprietary stock selection model, which is run on a daily basis and ranks all of the stocks in the Fund's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals. The process is customized by sector, and all stocks are ranked by relative attractiveness on a sector-neutral basis. Batterymarch seeks to invest in growth companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark.

Stocks will be considered for sale if they appreciate beyond Batterymarch’s market capitalization limits, or if their quantitative ranking falls into the sell category.

VALUE FUND Institutional Shares

INVESTMENT OBJECTIVE

■      What is the Fund’s investment objective?

The Fund’s investment objective is long-term growth of capital. The Fund’s Board of Trustees may change the investment objective without shareholder approval.

56 | Page

PRINCIPAL INVESTMENT STRATEGY

■      What is the Fund’s principal investment strategy?

The Fund’s principal investment strategy is to invest its assets primarily in equity securities of companies that are considered to be undervalued.

The “equity securities” in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending. There is a risk of delay in recovering a loaned security and/or a risk of loss in collateral if the borrower becomes insolvent or if the value of the short-term investments acquired with cash collateral from the loan is less than the amount of cash collateral required to be returned to the borrower.

■      What is a value fund?

Value investing is bargain shopping based upon certain criteria. A value fund is one in which the portfolio manager searches for securities that are believed to not reflect the true value in the securities’ current share price. However, over time the share price may increase as the market recognizes the overall value of the company. These types of securities are often referred to as being “undervalued,” and the stocks’ share prices are typically below average in comparison to such factors as earnings and book value.

■      May the Fund’s assets be invested in foreign securities?

 Yes. While most of the Fund’s assets will be invested in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

■      Will the Fund’s assets be invested in any other securities?

The Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

■      How are the decisions to buy and sell securities made?

BHMS’ approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of over-valuation.

Page | 57

ADDITIONAL INFORMATION

This prospectus doesn’t tell you about every policy or risk of investing in these Funds. For additional information about the Funds’ investment policies and the types of securities in which the Fund’s assets may be invested, you may want to request a copy of the SAI (the back cover tells you how to do this).

RISKS

The risks of investing in these Funds are as follows:

Management Risk: Because the Fund is actively managed, it is subject to management risk, which is the possibility that the investment techniques and risk analyses used by the Fund’s managers will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by the Fund’s manager will produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Fund’s Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

The following paragraph applies to Aggressive Growth, Growth, Income Stock, High-Yield Opportunities, Small Cap Stock, and Value Funds.

 Foreign Investing Risk: To the extent the Fund invests in foreign securities, it is subject to foreign investing risk, which is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different account-ing, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

■
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

■	Political Risk: Political risk includes a greater potential for coups d’etat, revolts, and expropriation by governmental organizations.

The following paragraph applies to Aggressive Growth, Growth, Income Stock, Small Cap Stock, and Value Funds.

Stock Market Risk: Because the Fund invests in stocks, it is subject to stock market risk, which is the possibility that the value of the Fund’s investments in equity securities will decline regardless of the success or failure of a company’s operations. Because this Fund invests in stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

The following paragraphs apply to Income, High-Yield Opportunities, Intermediate-Term Bond, and Short-Term Bond Funds.

Interest Rate Risk: As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, the Fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall,

58 | Page

and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater is its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

■	If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities will likely decline, adversely affecting the Fund’s net asset value (NAV) and total return.

■	If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which would likely increase the Fund’s NAV and total return.

Market Risk: The possibility that the value of the Fund’s investments will decline regardless of the success or failure of a company’s operations. A company’s stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Stocks tend to be more volatile than bonds.

Credit Risk: The possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The securities in the Fund’s portfolio are subject to credit risk. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund’s portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on re-sale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may adversely impact valuation of such securities and the Fund’s NAV, adversely especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which have all experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

The following paragraph applies to Aggressive Growth, Growth, Income, Intermediate-Term Bond, and Short-Term Bond Funds.

Derivatives Risk: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

Page | 59

The following paragraph applies to Income, Income Stock, Intermediate-Term Bond, and Short-Term Bond Funds.

Real Estate Investment Trusts (REITs) Investment Risk: Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in the debt securities of REITs, the Fund also is subject to credit risk.

The following paragraphs apply to the Income, Intermediate-Term Bond, and Short-Term Bond Funds.

Prepayment Risk: The possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

Mortgage-Backed Securities Risk: Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk, which is when rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.  To date, the Fund has not purchased such subprime mortgages but has the capability to do so. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund’s NAV and total return adversely during the time the Fund holds these securities.

60 | Page

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

The following applies to High-Yield Opportunities Fund, Income Fund, Intermediate-Term Bond Fund and Short-Term Bond Fund:

Legislative Risk: Legislative risk is the risk that new government policies may affect mortgages and other securities in the future in ways we cannot anticipate and that such policies will have an adverse impact on the value of the securities and the Fund’s net asset value.

The following applies to Income Stock Fund:

Dividend Payout Risk: This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be adversely affected.

The following applies to Small Cap Stock Fund:

Small-Cap Company Risk: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

The following applies to High-Yield Opportunities Fund:

ETF Risk: The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities designed to track the price performance and yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be exposed indirectly to all of the risks of securities held by the ETFs.

You may find more detailed information about the risks you will face as a Fund shareholder in the SAI.

PORTFOLIO HOLDINGS

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Funds’ SAI, which is available upon request.

Page | 61

PORTFOLIO MANAGER(S)

Aggressive Growth Fund Institutional Shares

(Wellington Management)

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has managed the portion of the Fund attributed to Wellington Management since July 2010. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

Winslow Capital

Justin H. Kelly, CFA and R. Bartlett Wear, CFA are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Winslow Capital, along with Clark J. Winslow who serves as Winslow Capital’s Chief Investment Officer.

Justin H. Kelly is a Senior Managing Director and Portfolio Manager/Analyst of Winslow Capital and has been with the firm since 1999. He has been part of the investment management team for the Fund since July 2010. Education: summa cum laude, Babson College, B.S. in finance/investments. He is also a Chartered Financial Analyst.

R. Bartlett Wear, CFA, is a Senior Managing Director and Portfolio Manager/Analyst of Winslow Capital and has been with the firm since 1997. He has been part of the investment management team for the Fund since July 2010. Education: Arizona State University, B.S. in finance.

Clark J. Winslow founded Winslow Capital in 1992 and is the Chief Executive Officer and Chief Investment Officer. He has been part of the investment management team for the Fund since July 2010. Education: B.A., Yale University and an M.B.A., Harvard Business School.

Growth Fund Institutional Shares

(Loomis Sayles)

Aziz V. Hamzaogullari, CFA, began managing the Fund in June 2010, when he joined Loomis Sayles as a Vice President and Lead Portfolio Manager of the Loomis Sayles’ domestic large-cap growth strategies. Prior to joining Loomis Sayles, Mr. Hamzaogullari was managing director and senior portfolio manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Education: B.S. in management, Bilkent University, Turkey; and M.B.A., George Washington University. He has over 17 years of investment management experience.

 (Renaissance)

Michael E. Schroer, CFA, Managing Partner & Chief Investment Officer. Mr. Schroer has 28 years of investment experience and has been with Renaissance since 1984. As Chief Investment Ifficer and Managing Partner for Renaissance, Mr. Schroer supervises the management and direction of the firm’s investment research efforts as well as determining overall portfolio strategy. He is the Lead Portfolio Manager for the large-cap growth strategy at Renaissance. Education: B.A., University of Cincinnati; and M.B.A., Indiana University Graduate School of Business. Mr. Schroer holds the CFA designation.

Paul A. Radomski, CPA, CFA, managing partner. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm’s small-cap growth portfolios, as well as contributing to the management of the firm’s other equity and balanced products. Education: B.S., Miami University. Mr. Radomski holds the CFA designation and is a member of the Association of Investment Management & Research, the

62 | Page

Cincinnati Society of Financial Analysts, the American Institute of Certified Public Accountants, and the Ohio Society of Certified Public Accountants.

Eric J. Strange, CPA, CFA,Partner and research analyst. Mr. Strange recently joined Renaissance in August 2006 as a research analyst with six years of prior investment experience. His responsibilities include applying qualitative and quantitative research methodologies as part of the overall stock selection process for client portfolios. Prior to joining Renaissance, he served as portfolio manager and research analyst at Fifth Third Asset Management for the firm’s large- and mid-cap growth portfolios from 2002 - 2006. Education: B.S. in Accounting, Georgetown College.

High-Yield Opportunities Fund Institutional Shares

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Management, has managed the Fund since its inception in August 1999. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for 11 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Income Fund Institutional Shares

Margaret Weinblatt, Ph.D., CFA, Vice President of Mutual Fund Portfolios, has managed the Fund since February 2000. She has 30 years of investment management experience and has worked for us for 11 years. Education: B.A., Radcliffe College, M.A. and Ph.D., University of Pennsylvania. Ms. Weinblatt is a member of the CFA Institute and the CFA Society of San Antonio.

Income Stock Fund Institutional Shares

 (GMO)

Day-to-day management of the Fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with GMO, and no one person is primarily responsible for day-to-day management of the Fund. The Division’s team members work collaboratively to manage the Fund’s portfolio.

Sam Wilderman is the Co-Head of the GMA quantitative equity division and Lead Manager for U.S. Quantitative Portfolios. Prevously at GMO, he was responsible for research and portfolio management for the GMO Emerging Markets Strategies. He joined GMO in 1996 following the completion of his B.A. in economics from Yale University.

Dr. Thomas Hancock is Co-Head of the GMO quantitative equity team and Lead Manager for International Quantitative Portfolios. Prior to joining GMO in 1995, he was a research scientist at Siemens and a software engineer at IBM. Dr. Hancock holds a Ph.D. in computer science from Harvard University and a B.S. and M.S. degrees from Rensselaer Polytechnic Institute.

(Epoch)

Epoch uses a team of portfolio managers and analysts acting together to manage its portion of the Fund’s investments. The senior members of the Fund’s portfolio management team are: David Pearl, William Priest, and Michael Welhoelter. Primary responsibility for the day-to-day management resides with David Pearl.

David N. Pearl is Executive Vice President, Co-Chief Investment Officer, and Portfolio Manager for Epoch. Mr. Pearl is a co-founder of Epoch and lead portfolio manager of Epoch’s U.S. strategies. Prior to co-founding Epoch in 2004, he was a managing director and portfolio manager at Steinberg Priest & Sloane Capital Management, LLC

Page | 63

where he was responsible for both institutional and private client assets. Education: B.S. in mechanical engineering, University of Pennsylvania and M.B.A., Stanford University Graduate School of Business.

Michael A. Welhoelter, CFA, is Managing Director and Portfolio Manager -- Quantitative Research & Risk Management for Epoch. He is a co-portfolio manager on all of Epoch’s portfolio services. Mr. Welhoelter joined Epoch in 2005. Education: B.A. in computer and information science, Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

William W. Priest, CFA, CPA, is Chief Executive Officer, Co–Chief Investment Officer, and Portfolio Manager for Epoch. Mr. Priest founded Epoch in 2004. Education: B.A., Duke University and M.B.A., the University of Pennsylvania Wharton Graduate School of Business.

Intermediate-Term Bond Fund Institutional Shares

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Managment, has managed the Fund since May 2002. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for 11 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Short-Term Bond Fund Institutional Shares

R. Matthew Freund, CFA, Senior Vice President of Investment Portfolio Managment, has managed the Fund since May 2002. Mr. Freund has 21 years of investment management experience and has worked for us for 16 years. Education: B.A., Franklin & Marshall College; M.B.A., Indiana University. He is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, CFA, Assistant Vice President and Portfolio Manager, has co-managed the Fund since January 2007. She has 22 years of investment management experience and has worked for us for 11 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She is a member of the CFA Institute and the CFA Society of San Antonio.

Small Cap Stock Fund Institutional Shares

 (Wellington Management)

Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for the Fund since December 2003.

Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Fund since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional with Thomas Weisel Asset Management (2001-2004).

 (Batterymarch)

Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized accordingly to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development

64 | Page

and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Members of Batterymarch’s U.S. investment team manage the portion of the Fund managed by Batterymarch. Members of the team may change from time to time.

Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, are responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current investment strategies. The following is a summary of each individual’s education and recent business experience:

Yu-Nien (Charles) Ko, CFA, is a co-director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He has seven years of investment experience and has managed the Fund since December 2003. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Education: B.S., Massachusetts Institute of Technology; M.B.A., the Yale School of Management.

Stephen A. Lanzendorf, CFA, is a Deputy Chief Investment Officer and senior portfolio manager of the Batterymarch U.S. investment team. He has 26 years of investment experience. Mr. Lanzendorf  joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously served as director of Quantitative Strategies at Independence Investments (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Education: B.S. and M.S., Massachusetts Institute of Technology.

Value Fund Institutional Shares

BHMS’ all-cap strategy is managed in a team approach by its equity portfolio managers.

James P. Barrow, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004. Education: B.S., University of South Carolina.

Ray Nixon, Jr., joined BHMS as a principal in June 1994. He has over 33 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

Robert J. Chambers, CFA, joined BHMS as a principal in August 1994. He has over 38 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in Finance, Drexel University.

Timothy J. Culler~~,~~ CFA, joined BHMS as a principal in April 1999. He has over 26 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.A., Miami University in Ohio.

Mark Giambrone, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 18 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in accounting, Indiana University; M.B.A., University of Chicago.

James S. McClure, CFA, joined BHMS as a principal in July 1995. He has over 37 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of Texas.

John P. Harloe, CFA, joined BHMS as a principal in July 1995. He has over 34 years of investment management experience and has managed the Fund since July 2004. Education: B.A. and M.B.A., University of South Carolina.

Page | 65

The SAI provides additional information about the portfolio managers’ compensation, other accounts, and ownership of Fund securities.

MANAGEMENT AND
  ADVISORY SERVICES

IMCO serves as the manager, of the Online Shares of the Funds listed in this prospectus. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $86 billion in total assets under management as of October 31, 2010.

Advisory Services

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds; Board of Trustees. A discussion regarding the basis of the Board of Trustees’ approval of each Fund’s Advisory and, where applicable, Subadvisory Agreements will be available in each Fund’s annual report to shareholders for the periods ended July 31.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services (SAS), provides transfer agency services to the Funds.

Aggressive Growth Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion. The base fee for the fiscal year ended July 31, 2010, restated to reflect these current fees, would have been equal to 0.47% of the Fund’s average net assets over the same period.

Growth Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average net assets for the fiscal year.

Income Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper A Rated Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund’s average net assets for the fiscal year.

Income Stock Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Equity Income Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund’s average net assets for the fiscal year.

Intermediate-Term Bond Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Intermediate Investment Grade Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent

66 | Page

(0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million. The effective base fee for the fiscal year ended July 31, 2010, was equal to 0.31% of the Fund’s average net assets over the same period.

High-Yield Opportunities Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper High Current Yield Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund’s average net assets for the fiscal year.

Short-Term Bond Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Short Investment Grade Bond Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund’s average net assets for the fiscal year.

Small Cap Stock Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Small-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average net assets for the fiscal year.

Value Fund: the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund’s Institutional Shares relative to the performance of the Lipper Multi-Cap Value Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund’s average net assets for the fiscal year.

Performance Adjustment

Each Fund’s performance adjustment is calculated monthly by comparing the performance of the Fund’s Institutional Shares to that of the appropriate Lipper index over the performance period. The performance period for the Fund’s Institutional Shares consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of a Fund’s Institutional Shares will include the performance of the original class of shares of the Fund for periods prior to August 1, 2008.

The annual performance adjustment rate is multiplied by the average net assets of the Fund’s Institutional Shares over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

Aggressive Growth	Growth	Income Stock
Small Cap Stock	Value
Annual Adjustment Rate
Over/Under Performance		(in basis points as a percentage
Relative to Index		of the average net assets of
(in basis points) 1		the Fund’s Institutional Shares) 1
+/– 100 to 400		+/– 4
+/– 401 to 700		+/– 5
+/– 701 and greater		+/– 6

1 Based on the difference between average annual performance of the Fund’s Institutional Shares and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Page | 67

Income	Intermediate-Term Bond
High-Yield Opportunities	Short-Term Bond

Annual Adjustment Rate
Over/Under Performance	(in basis points as a percentage
Relative to Index	of the average net assets of
(in basis points) 1	the Fund’s Institutional Shares) 1
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

1 Based on the difference between average annual performance of the Fund’s Institutional Shares and its relevant index, rounded to the nearest basis point (0.01%). Average net assets are calculated over a rolling 36-month period.

Under the performance fee arrangement, a Fund will pay a positive performance fee adjustment with respect to the Institutional Shares for a performance period whenever the Fund’s Institutional Shares outperform their Lipper index over that period, even if the Fund’s Institutional Shares had overall negative returns during the performance period. For the fiscal year ended July 31, 2010 the performance adjustment increased or decreased the management fee for the original class of shares of each Fund as follows:

Aggressive Growth Fund -0.01%
Growth -0.01%
Income Fund +0.01%
Income Stock Fund -0.01%
Intermediate-Term Bond Fund less than 0.01%
High-Yield Opportunities Fund less than 0.01%
Short-Term Bond Fund +0.01%
Small Cap Stock Fund -0.01%
Value Fund +0.01%

Subadvisory Services

Each Fund is authorized to use a “manager-of-managers” structure wherein we are authorized to select (with approval of the Fund’s Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of a Fund’s assets. We monitor each subadviser’s performance through quantitative and qualitative analysis, and periodically report to the Funds’ Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund’s assets, and we can change the allocations without shareholder approval.

Winslow
We have entered into Investment Subadvisory Agreements with Winslow Capital under which Winslow Capital provide day-to-day discretionary management of the Aggressive Growth Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Winslow Capital is compensated directly by IMCO and not by the Fund.

Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, and has been an investment adviser since 1992. It was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc. As of September 30, 2010, Winslow Capital had investment management authority with respect to approximately $13.6 billion in assets.

68 | Page

Loomis, Sayles & Company, L.P.
We have entered into an Investment Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles), under which Loomis Sayles provides day-to-day discretionary management of a portion of the Growth Fund’s assets attributed to it in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Loomis Sayles is compensated directly by IMCO and not by the Fund.

Loomis Sayles, a Delaware limited partnership owned by Natixis Global Asset Management, L.P., (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargen regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time.

Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 80 years and as of September 30, 2010, managed more than $149.8 billion in client assets.

The Renaissance Group LLC
We have entered into an Investment Subadvisory Agreement with The Renaissance Group, LLC, (Renaissance) under which Renaissance provides day-to-day discretionary management of a portion of the Growth Fund’s assets attributed to it in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Renaissance is compensated directly by IMCO and not by the Fund.

Renaissance, located at 50 E. RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of September 30, 2010, Renaissance had $4.5 billion in assets under management.

Grantham, Mayo, Van Otterloo & Co., LLC
We have entered into an Investment Subadvisory Agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO), under which GMO provides day-to-day discretionary management of a portion of the Income Stock Fund’s assets in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. GMO is compensated directly by IMCO and not by the Fund.

GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110. GMO has 30 years of investment management experience and primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. As of September 30, 2010, GMO managed on a worldwide basis approximately $105 billion.

Epoch
We have entered into Investment Subadvisory Agreements with GMO and Epoch under which GMO and Epoch each provide day-to-day discretionary management of the portion of the Income Stock Fund’s assets attributed to them in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Epoch is compensated directly by IMCO and not by the Fund.

Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation. As of September 30, 2010, the firm managed approximately $12.8 billion in assets.

Page | 69

Wellington Management Company, LLP
We have entered into an Investment Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington Management provides day-to-day discretionary management of a portion of the Aggressive Growth and Small Cap Stock Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. Wellington Management is compensated directly by IMCO and not by the Fund.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2010, Wellington Management had investment management authority with respect to approximately $599 billion in assets.

BatteryMarch
Battyermarch is a registered investment adviser found in 1969 and is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2010, Batterymarch had approximately $22 billion in assets under management.

Barrow, Hanley, Mewhinney & Strauss, Inc.
We have entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), under which BHMS provides day-to-day discretionary management of the Value Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO. BHMS is compensated directly by IMCO and not by the Fund.

BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of September 30, 2010, the firm managed more than $56.3 billion in equity and fixed-income assets for institutional investors such aspension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

Change of Subadvisers

We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of a fund’s Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of a funds without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for a fund.

HOW TO INVEST

Opening an Account

The Institutional Shares described in this prospectus are not offered for sale directly to the general public. The Institutional Shares currently are available for investment only through a USAA managed account program, other persons or legal entities that the Fund may approve from time to time, or for purchase by the USAA Target Retirement Funds. They are not directly subject to the risks of short-term trading, and the Board of Trustees has not adopted procedures to prevent such trading. There are no minimum initial or subsequent purchase payment amounts for investments in the Institutional Shares.

70 | Page

Effective Date

The purchase price will be the NAV per share next determined after we receive the request in proper form. A Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), the redemption will be effective on the next business day. We will send your money within seven days after the effective date of redemption.

In addition, these Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

SHAREHOLDER INFORMATION

Share Price Calculation

The price at which you purchase and redeem fund shares is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. You may buy and sell fund shares at the NAV per share without a sales charge. A fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

Valuation of Securities

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s), if  applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser(s) has agreed to notify us of significant events it identifies that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then we, under valuation procedures approved by the Fund’s Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Page | 71

Debt securities with maturities greater than 60 days are valued each business day by a pricing service approved by the Fund’s Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates market value.

Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued based upon the last sales price at the close of market on the principal exchange on which they are traded. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund’s NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose value have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by us in the consultation with the Fund's subadviser(s), if applicable, under the valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund’s SAI.

Dividends and Other Distributions

Each Fund pays net investment income dividends at least annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all net investment income dividends and realized capital gain distributions in additional shares of the Fund. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date.

Taxes

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from a Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) a Fund’s net capital gain distributions from gains on the sale or exchange of a Fund’s capital assets held for more than one year and from the Fund’s qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder.

Distributions from the Fund and gains recognized from the sales or other dispositions of Fund shares will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” beginning in 2013, for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

72 | Page

Shareholder Taxation

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gain (i.e., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

Withholding

Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 28% (31% after 2010) of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

■     Underreports dividend or interest income or
■     Fails to certify that he or she is not subject to backup withholding.

 To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund’s transfer agent that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Reporting

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Institutional Fund’s Shares financial performance for the past year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Institutional Fund Shares’ financial statements, is included in each Fund’s annual report, which is available upon request.

Page | 73

Aggressive Growth Fund Institutional Shares
	Year Ended		Period Ended
	July 31, 2010		July 31, 2009***
Net asset value at beginning of period	$24.85		$32.06
Income (loss) from investment operations:
Net investment income	0.23		0.24	(a)
Net realized and unrealized gain (loss)	2.75		(7.22)	(a)
Total from investment operations	2.98		(6.98)	(a)
Less distributions from:
Net investment income	(0.25)		(0.23)
Net asset value at end of period	$27.58		$24.85
Total return (%)*	11.97		(21.67)
Net assets at end of period (000)	$70,397		$21,565
Ratios to average net assets:**
Expenses (%)(c)	0.60		0.61	(b)
Expenses, excluding reimbursements (%)(c)	0.60		0.63	(b)
Net investment income (%)	0.62		1.11	(b)
Portfolio turnover (%)	156	(d)	79

*        Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**      For the year ended July 31, 2010, average net assets were $45,164,000.

***   Institutional Shares were initiated on August 1, 2008.

(a)	Calculated using average shares.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios as follows:

(0.01)	(.00)+

+ Represents less than 0.01% of average nets assets.

(d)	Reflects increased trading activity due to changes in subadvisers.

74 | Page

Growth Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$11.12	$15.23
Income (loss) from investment operations:
Net investment income (a)	0.02	0.03
Net realized and unrealized loss(a)	1.41	(4.11)
Total from investment operations(a)	1.43	(4.08)
Less distributions from:
Net investment income	(0.03)	(0.03)
Net asset value at end of period	$12.52	$11.12
Total return (%)*	12.82	(26.76)
Net assets at end of period (000)	$96,849	$39,929
Ratios to average net assets:**
Expenses (%)(c)	0.87	0.87	(b)
Expenses, excluding reimbursements (%)(c)	0.88	0.89	(b)
Net investment income (%)	0.11	0.32	(b)
Portfolio turnover (%)	148	136

*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**       For the year ended July 31, 2010, average net assets were $75,359,000.

***    Institutional Shares were initiated on August 1, 2008.

(a)	Calculated using average shares. For the period ended July 31, 2010, average shares were 6,001,000.

(b)    Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)	Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The IThe Institutional Shares’ expenses paid indirectly decreased the expense ratios as follows:

(.01%)	(.00%)+

+Represents less than 0.01% of average net assets.

Page | 75

High-Yield Opportunities Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$6.95	$7.68
Income (loss) from investment operations:
Net investment income	0.68	0.65	(a)
Net realized and unrealized gain (loss)	1.12	(0.74)	(a)
Total from investment operations	1.8	(0.09)	(a)
Less distributions from:
Net investment income	(0.67)	(0.64)
Net asset value at end of period	$8.08	$6.95
Total return (%)*	26.68	0.51
Net assets at end of period (000)	$95,618	$48,528
Ratios to average net assets:**
Expenses (%)(b)	0.63	0.64	(c)
Net investment income (%)	8.65	10.55	(c)
Portfolio turnover (%)	62	46

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**     For the year ended July 31, 2010, average net assets were $73,027,000.

***  Institutional Shares were initiated on August 1, 2008.

(a)	Calculated using average shares.

(b)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

76 | Page

Income Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$11.86	$11.83
Income from investment operations:
Net investment income	0.62	0.67	(a)
Net realized and unrealized gain	0.92	0.04	(a)
Total from investment operations	1.54	0.71	(a)
Less distributions from:
Net investment income	(0.62)	(0.68)
Net asset value at end of period	$12.78	$11.86
Total return (%)*	13.27	6.52
Net assets at end of period (000)	$190,659	$59,659
Ratios to average net assets:**
Expenses (%)(c)	0.38	0.38	(b)
Net investment income (%)	4.92	5.99	(b)
Portfolio turnover (%)	12	17

*         Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**       For the year ended July 31, 2010, average net assets were $132,792,000.

***     Institutional Shares were initiated on August 1, 2008.

(a)	Calculated using average shares.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

Page | 77

Income Stock Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$9.52	$12.50
Income (loss) from investment operations:
Net investment income	0.16	0.22	(c)
Net realized and unrealized gain (loss)	0.97	(2.93)	(c)
Total from investment operations	1.13	(2.71)	(c)
Less distributions from:
Net investment income	(0.16)	(0.27)
Net asset value at end of period	$10.49	$9.52
Total return (%)*	11.88	(21.67)
Net assets at end of period (000)	$87,983	$34,189
Ratios to average net assets:**
Expenses (%)(a)	0.62	0.62	(b)
Expenses, excluding reimbursements(%)(a)	0.62	0.64	(b)
Net investment income (%)	1.37	2.55	(b)
Portfolio turnover (%)	107	85

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**      For the year ended July 31, 2010, average net assets were $62,370,000.

***    Institutional Shares were initiated on August 1, 2008.

(a)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b)      Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)      Calculated using average shares.

78 | Page

Intermediate-Term Bond Fund Institutional Shares
	Year Ended	Period Ended
	July 1, 2010	July 31, 2009***
Net asset value at beginning of period	$8.93	$9.32
Income (loss) from investment operations:
Net investment income	0.60	0.59
Net realized and unrealized gain (loss)	1.19	(0.39)
Total from investment operations	1.79	0.20
Less distributions from:
Net investment income	(0.60)	(0.59)
Net asset value at end of period	$10.12	$8.93
Total return (%)*	20.53	2.86
Net assets at end of period (000)	$116,451	$46,888
Ratios to average net assets:**
Expenses (%)(b)	0.46	0.46	(a)
Net investment income (%)	6.15	7.28	(a)
Portfolio turnover (%)	37	49	(c)

*        Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**      For the year ended July 31, 2010, average net assets were $87,195,000.

***    Institutional Shares were initiated on August 1, 2008.

(a)     Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c)      Reflects increased trading activity due to market volatility.

Page | 79

Short-Term Bond Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$8.89	$8.81
Income from investment operations:
Net investment income	0.36	0.45
Net realized and unrealized gain	0.32	0.08
Total from investment operations	0.68	0.53
Less distributions from:
Net investment income	(0.36)	(0.45)
Net asset value at end of period	$9.21	$8.89
Total return (%)*	7.78	6.40
Net assets at end of period (000)	$70,514	$26,164
Ratios to average net assets:**
Expenses (%)(a)	0.38	0.39	(b)
Net investment income (%)	3.84	5.39	(b)
Portfolio turnover (%)	25	31

*        Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**      For the year ended July 31, 2010, average net assets were $50,670,000.

***    Institutional Shares were initiated on August 1, 2008.

(a)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b)     Annualized. The ratio is not necessarily indicative of 12 months of operations.

80| Page

Small Cap Stock Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$9.50	$12.10
Income (loss) from investment operations:
Net investment income	0.03	0.03	(a)
Net realized and unrealized gain (loss)	1.93	(2.60)	(a)
Total from investment operations	1.96	(2.57)	(a)
Less distributions from:
Net investment income	-	(0.02)
Return of capital	-	(0.01)
Total Distributions	-	(0.03)
Net asset value at end of period	$11.46	$9.50
Total return (%)*	20.63	(21.18)
Net assets at end of period (000)	$78,498	$44,980
Ratios to average net assets:**
Expenses (%)(b)	0.89	0.90	(c)
Net investment income (%)	0.38	0.40	(c)
Portfolio turnover (%)	36	70

*        Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**      For the year ended July 31, 2010, average net assets were $60,046,000.

***    Institutional Shares were initiated on August 1, 2008.

(a)	Calculated using average shares.

(b)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

Page | 81

Value Fund Institutional Shares
	Year Ended	Period Ended
	July 31, 2010	July 31, 2009***
Net asset value at beginning of period	$10.34	$12.42
Income (loss) from investment operations:
Net investment income	0.18	0.18	(a)
Net realized and unrealized (loss)	1.47	(2.05)	(a)
Total from investment operations	1.65	(1.87)	(a)
Less distributions from:
Net investment income	(0.17)	(0.21)
Net asset value at end of period	$11.82	$10.34
Total return (%)*	15.97	(14.73)
Net assets at end of period (000)	$87,698	$29,437
Ratios to average net assets:**
Expenses (%)(c)	0.90	0.90	(b)
Net investment income (%)	1.38	2.06	(b)
Portfolio turnover (%)	17	26

*       Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**     For the year ended July 31, 2010, average net assets were $59,642,000.

***   Institutional Shares were initiated on August 1, 2008.

(a)	Calculated using average shares.

(b)	Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)
Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios as follows.

(.01%)	(.00%)+

+ Represents less than 0.01% of average net assets.

82 | Page

NOTES

Page | 83

84|  Page

Page | 85

86 | Page

Page | 87

88 | Page

PRSRT STD
U.S. Postage
PAID
USAA

9800 Fredericksburg Road
San Antonio, Texas 78288

SAVE PAPER AND FUND COSTS
Under My Profile on usaa.com select Manage Preferences
Set your Document Preferences to USAA documents online

If you would like more information about the Funds, you may call (800) 531-USAA (8722) to request a free copy of the Funds’ statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the SEC and is incorporated by reference to and legally a part of this prospectus. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Funds’ annual and semiannual reports also may be viewed, free of charge, on usaa.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. The SAI is not available on usaa.com because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you may visit the EDGAR database on the SEC’s website (www.sec.gov) or the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Additionally, copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

62332-1011                     Investment Company Act File No. 811-7852                                ©2011, USAA. All rights reserved